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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 3, 2002
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                             SALON MEDIA GROUP, INC.
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             (Exact name of registrant as specified in its charter)




         Delaware                   0-26395                     94-3228750
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 (State or other jurisdiction     (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)




              22 Fourth Street, 16th Floor, San Francisco, CA 94103
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               (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code:   (415) 645-9200
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On October 3, 2002, Salon Media Group, Inc. (the "Registrant" or the "Company") sold and issued an unsecured promissory note ("Note") in a financing transaction in which it raised gross proceeds of $200,000 (the "Financing"). The terms of the Financing are set forth in the Note.

The terms provide that the Company will undertake reasonable efforts to amend the terms of the Note to be consistent with the rights and privileges equal to notes sold by the Company dated July 24, 2002 referenced in the Company's Form 8K filed July 29, 2002. Such notes are secured by the Company's assets and under certain circumstances may convert into other securities issued by the Company at a later date.

The Company will use the capital raised for working capital and other general corporate purposes. The Note holder is Company director Dr. John Warnock. The issuance of the Note to Dr. Warnock was approved by a special committee of the Company's board of directors consisting solely of independent directors.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is filed herewith as Exhibits 4.2.13, which is incorporated herein by reference.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)    Exhibits


Exhibit No.          Description
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  4.2.13             Note dated as of October 3, 2002




SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SALON MEDIA GROUP, INC.

Dated:  10/15/02                    /s/ Robert O'Callahan
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                                    Robert O'Callahan, Chief Financial Officer





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